                              INSURANCE AGREEMENT

  This Insurance Agreement (the "AGREEMENT") is made and entered into as of this 11th day of December, 1996, by and among Tenneco Inc., a Delaware corporation ("TENNECO"), New Tenneco Inc., a Delaware corporation ("INDUSTRIAL COMPANY"), and Newport News Shipbuilding Inc., a Delaware corporation ("SHIPBUILDING COMPANY").

  WHEREAS, Tenneco, Industrial Company and Shipbuilding Company have entered into that certain Distribution Agreement, dated as of November 1, 1996 (the "DISTRIBUTION AGREEMENT"), pursuant to which (i) Tenneco and its Subsidiaries shall cause to be consummated the Corporate Restructuring Transactions in order to restructure, divide and separate their existing businesses and assets so that (a) the Industrial Assets and Industrial Business shall be owned, controlled and operated, directly or indirectly, by the Industrial Company, and (b) the Shipbuilding Assets and Shipbuilding Business shall be owned, controlled and operated, directly or indirectly, by the Shipbuilding Company, and (ii) Tenneco shall distribute (the "Distributions") on the Distribution Date all of the outstanding capital stock of Industrial Company and Shipbuilding Company as a dividend to the holders of shares of the common stock, par value $5.00 per share, of Tenneco upon the terms and subject to the conditions set forth in the Distribution Agreement;

  WHEREAS, Tenneco, its Subsidiaries and their respective predecessors have historically maintained various Policies for the benefit or protection of one or more of the Energy Covered Persons, Industrial Covered Persons and Shipbuilding Covered Persons;

  WHEREAS, in connection with the transactions contemplated by the Distribution Agreement, Tenneco, Industrial Company and Shipbuilding Company have determined that it is necessary and desirable to provide for the respective continuing rights and obligations in respect of said Policies from and after the Distribution Date; and

  WHEREAS, pursuant to the Distribution Agreement the parties hereto have agreed to enter into this Agreement.

  NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement and the Distribution Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

  1.1 General. Unless otherwise defined herein or unless the context otherwise requires, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

  "AGREEMENT" shall mean this Insurance Agreement, dated as of December 11, 1996, by and among Tenneco, Industrial Company and Shipbuilding Company, including any amendments hereto and each Schedule attached hereto.

  "CLAIMS ADMINISTRATION" shall mean, with respect to any Policy, the processing of claims made under such Policy, including, without limitation, the reporting of losses or claims to insurance carriers and the management, defense and settlement of claims.

  "CLAIMS DEPOSIT" shall mean the amount of funds, as of the Distribution Date, maintained by Tenneco on deposit for the benefit of the insurance carriers under the Retained Policies.

  "CLAIMS-MADE" shall mean, with respect to any Policy, coverage provided by such Policy for claims made during a period specified therein.

  "CLAIMS-MADE POLICIES" shall mean those current and past Policies which are Claims-Made in nature, including but not limited to those Policies identified on SCHEDULE A hereto, which show Tenneco or any of its predecessors (or such entity and its subsidiaries and/or affiliates) as the named insured, but excluding (i) any directors' and officers' liability insurance policies which are or were maintained by or on behalf of Tenneco, (ii) the Exclusive Policies, and (iii) the Retained Policies.

  "COMMON POLICIES" shall mean the Claims-Made Policies, Occurrence-Based Policies, Eastern Policies and Retained Policies.

  "CONSENT" shall have the meaning set forth in Section 2.3 hereof.

  "CORPORATE RESTRUCTURING TRANSACTIONS" shall have the meaning set forth in the Distribution Agreement.

  "COVERED PERSONS" shall mean (i) with respect to Tenneco, the Energy Covered Persons, (ii) with respect to Industrial Company, the Industrial Covered Persons, and (iii) with respect to Shipbuilding Company, the Shipbuilding Covered Persons.

  "CURRENT CLAIMS-MADE POLICIES" shall mean the Claims-Made Policies in effect as of the Distribution Date, which Policies are set forth on SCHEDULE A hereto.

  "CURRENT OCCURRENCE-BASED POLICIES" shall mean the Occurrence-Based Policies in effect as of the Distribution Date, which Policies are set forth on SCHEDULE B hereto.

  "DISTRIBUTION AGREEMENT" shall mean that certain Distribution Agreement, dated as of November 1, 1996, by and among Tenneco, Industrial Company and Shipbuilding Company, including any amendments, exhibits and schedules thereto.

  "DISTRIBUTION DATE" shall have the meaning set forth in the Distribution Agreement.

  "DISTRIBUTION TIME" shall mean the time at which the Distributions become effective.

  "EASTERN POLICIES" shall mean the Policies identified on SCHEDULE C hereto, which Policies show a member of the Energy Group as the named insured, together with any predecessor policies thereto.

  "ENERGY" shall mean, when unqualified, the Energy Assets, Energy Liabilities and/or Energy Business.

  "ENERGY ASSETS" shall have the meaning set forth in the Distribution
Agreement.

  "ENERGY BUSINESS" shall have the meaning set forth in the Distribution Agreement.

  "ENERGY COVERED PERSON" shall mean each member of the Energy Group and any other Person, in each case to the extent any Policy addressed herein purports to provide insurance coverage in respect of any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred by such Person arising out of, in connection with or otherwise related to Energy.

  "ENERGY GROUP" shall have the meaning set forth in the Distribution
Agreement.

  "ENERGY LIABILITIES" shall have the meaning set forth in the Distribution Agreement.

  "EXCLUSIVE POLICIES" shall mean the Tenneco Exclusive Policies, Industrial Exclusive Policies and Shipbuilding Exclusive Policies.

  "GROUP" shall have the meaning set forth in the Distribution Agreement.

  "INDUSTRIAL" shall mean, when unqualified, the Industrial Assets, Industrial Liabilities, Prior Industrial Businesses and/or Industrial Business.

  "INDUSTRIAL ASSETS" shall have the meaning set forth in the Distribution Agreement.

  "INDUSTRIAL BUSINESS" shall have the meaning set forth in the Distribution Agreement.

  "INDUSTRIAL COVERED PERSON" shall mean each member of the Industrial Group and any other Person, in each case to the extent any Policy addressed herein purports to provide insurance coverage in respect of any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred by such Person arising out of, in connection with or otherwise related to Industrial.

  "INDUSTRIAL EXCLUSIVE POLICIES" shall mean all current and past Policies which show Industrial Company, any other member of the Industrial Group or any of their respective predecessors (or such entity and its subsidiaries and/or affiliates) as the named insured and do not purport to relate to Energy or Shipbuilding or to cover any Energy Covered Person or Shipbuilding Covered Person, but excluding any Retained Policy.

  "INDUSTRIAL GROUP" shall have the meaning set forth in the Distribution Agreement.

  "INDUSTRIAL LIABILITIES" shall have the meaning set forth in the Distribution Agreement.

  "INSURANCE ADMINISTRATION" shall mean, with respect to any Policy, the accounting for premiums, defense costs, indemnity payments, deductibles and retentions, as appropriate, under the terms and conditions of such Policy, and the distribution of Insurance Proceeds.

  "INSURANCE PROCEEDS" shall mean those monies, net of any applicable premium adjustment, deductible, retention or similar cost paid or held by or for the benefit of an insured party which are either (i) received by an insured from an insurance carrier, or (ii) paid by an insurance carrier on behalf of an insured.

  "LETTERS OF CREDIT" shall have the meaning set forth in Section 7.1 hereof.

  "MERGER" shall have the meaning set forth in the Distribution Agreement.

  "MERGER AGREEMENT" shall have the meaning set forth in the Distribution Agreement.

  "MERGER TIME" shall mean the time at which the Merger becomes effective.

  "OCCURRENCE-BASED" shall mean, with respect to any Policy, coverage provided by such Policy for acts, omissions, damages or injuries which occur or are alleged to have occurred during a period specified in such Policy.

  "OCCURRENCE-BASED POLICIES" shall mean those current and past Policies which are Occurrence-Based in nature, including but not limited to those policies identified on SCHEDULE B hereto, which show Tenneco or any of its predecessors (or such entity and its subsidiaries and/or affiliates) as the named insured, but excluding (i) any directors' and officers' liability policies which are or were maintained by or on behalf of Tenneco, (ii) the Exclusive Policies, (iii) the Retained Policies, and (iv) the Eastern Policies.

  "OTHER CLAIMS-MADE POLICIES" shall mean the Claims-Made Policies other than the Transferred Claims-Made Policies.

  "OTHER OCCURRENCE-BASED POLICIES" shall mean the Occurrence-Based Policies other than the Transferred Occurrence-Based Policies.

  "PERSON" shall have the meaning set forth in the Distribution Agreement.

  "POLICIES" means insurance policies and insurance contracts of any kind (other than life and benefits policies or contracts), including, without limitation, primary, excess and umbrella policies, commercial general liability policies, fiduciary liability, automobile, aircraft, property and casualty, workers' compensation and employee dishonesty insurance policies, bond and self-insurance and captive insurance company arrangements, together with the rights, benefits and privileges thereunder.

  "PRIOR INDUSTRIAL BUSINESSES" shall have the meaning set forth in the Distribution Agreement.

  "PRIOR SHIPBUILDING BUSINESSES" shall have the meaning set forth in the Distribution Agreement.

  "RETAINED POLICIES" shall mean the Policies identified on SCHEDULE D hereto, together with all other current and past primary, workers' compensation, automobile liability and general liability (including products liability) Policies showing Tenneco, any other member of the Energy Group or any of their respective predecessors (or such entity and its subsidiaries and/or affiliates) as the insured party and which are cost plus, fronting, high deductible or retrospective premium programs but excluding the Eastern Policies.

  "SHIPBUILDING" shall mean, when unqualified, the Shipbuilding Assets, Shipbuilding Liabilities, Prior Shipbuilding Businesses and/or Shipbuilding Business.

  "SHIPBUILDING ASSETS" shall have the meaning set forth in the Distribution Agreement.

  "SHIPBUILDING BUSINESS" shall have the meaning set forth in the Distribution Agreement.

  "SHIPBUILDING COVERED PERSON" shall mean each member of the Shipbuilding Group and any other Person, in each case to the extent any Policy addressed herein purports to provide insurance coverage in respect of any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred by such Person arising out of, in connection with or otherwise related to Shipbuilding.

  "SHIPBUILDING EXCLUSIVE POLICIES" shall mean all current and past Policies which show Shipbuilding Company, any other member of the Shipbuilding Group or any of their respective predecessors (or such entity and its subsidiaries and/or affiliates) as the named insured and do not purport to relate to Energy or Industrial or to cover any Energy Covered Person or Industrial Covered Person, but excluding any Retained Policy.

  "SHIPBUILDING GROUP" shall have the meaning set forth in the Distribution Agreement.

  "SHIPBUILDING LIABILITIES" shall have the meaning set forth in the Distribution Agreement.

  "SUBSIDIARY" shall have the meaning set forth in the Distribution Agreement.

  "TENNECO EXCLUSIVE POLICIES" shall mean all current and past Policies, including but not limited to the current Policies set forth on SCHEDULE E hereto, which show Tenneco, any other member of the Energy Group or any of their respective predecessors (or such entity and its subsidiaries and/or affiliates) as the named insured and do not purport to relate to Shipbuilding or Industrial or to cover any Shipbuilding Covered Person or Industrial Covered Person, excluding (i) any directors' and officers' liability policies which are or were maintained by or on behalf of Tenneco, and (ii) any Retained Policy.

  "TERMINATION TIME" shall mean with respect to coverage under any Policy for any Covered Person, the time as of which coverage under said Policy is to be cancelled with respect to that Covered Person pursuant to the terms hereof.

  "TRANSFERRED CLAIMS-MADE POLICIES" shall have the meaning set forth in
Section 2.2 hereof.

  "TRANSFERRED OCCURRENCE-BASED POLICIES" shall have the meaning set forth in
Section 2.1 hereof.

  "TRANSFERRED POLICIES" shall have the meaning set forth in Section 2.3 hereof.

  1.2 References. References herein to a "Schedule" are, unless otherwise specified, to one of the Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections, respectively, of this Agreement.

                                  ARTICLE II

          SUBSTITUTION OF NAMED INSUREDS AND CANCELLATION OF POLICIES

  2.1 Current Occurrence-Based Policies. On or prior to the Distribution Date, Tenneco shall take or cause to be taken all necessary or appropriate action
(i) so that the Industrial Company (and, at the option of Industrial Company, its subsidiaries and affiliates after giving effect to the Distributions) is added as a named insured under those Current Occurrence-Based Policies identified on SCHEDULE 2.1-A hereto (the "TRANSFERRED OCCURRENCE-BASED POLICIES"), effective as of the Distribution Time, and (ii) to cause the Current Occurrence-Based Policies identified on SCHEDULE 2.1-B hereto to be cancelled as of, and to afford no further coverage to the insureds thereunder except as otherwise contemplated by this Agreement from and after, (A) the Distribution Time, with respect to any Industrial Covered Person or Shipbuilding Covered Person, and (B) the Merger Time, with respect to any Energy Covered Person. Industrial Company agrees to be added as a named insured under the Transferred Occurrence-Based Policies and to execute such further documents as Tenneco may reasonably request in connection therewith.

  2.2 Current Claims-Made Policies. On or prior to the Distribution Date, Tenneco shall take or cause to be taken all necessary or appropriate action
(i) so that the Industrial Company (and, at the option of Industrial Company, its subsidiaries and affiliates after giving effect to the Distributions) is added as a named insured under those Current Claims-Made Policies identified on SCHEDULE 2.2-A hereto (the "TRANSFERRED CLAIMS-MADE POLICIES"), effective as of the Distribution Time, and (ii) to cause the Current Claims-Made Policies identified on SCHEDULE 2.2-B hereto to be cancelled as of, and to afford no further coverage to the insureds thereunder except as otherwise contemplated by this Agreement from and after, (A) the Distribution Time, with respect to any Industrial Covered Person or Shipbuilding Covered Person, and
(B) the Merger Time, with respect to any Energy Covered Person. Industrial Company agrees to be added as a named insured under the Transferred Claims-Made Policies and to execute such further documents as Tenneco may reasonably request in connection therewith.

  2.3 Consent. Tenneco and Industrial Company shall each use its best efforts to obtain prior to the Distribution Date the consent of each insurance carrier under the Transferred Occurrence-Based Policies and the Transferred Claims-Made Policies (collectively, the "TRANSFERRED POLICIES") that is required to consummate the transactions contemplated by Sections 2.1 and 2.2 hereof (each, a "CONSENT"), it being understood that if Consent to such transactions is not received as contemplated by this Section 2.3 with respect to any Policy, such Policy shall nonetheless be considered and treated as a Transferred Claims-Made Policy or Transferred Occurrence-Based Policy, as the case may be, for purposes of this Agreement.

  2.4 No Transfer of Certain Policies. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to add Industrial Company as a named insured under any Transferred Policy without Consent thereto if such addition without such Consent would constitute a breach of such Transferred Policy. If Consent to such addition is not obtained prior to the Distribution Date, Tenneco and Industrial Company agree to negotiate in good faith an arrangement which shall place the Industrial Company, insofar as reasonably possible, in the same position as would have existed had such Consent to addition been obtained prior to the Distribution Date.

                                  ARTICLE III

                                   COVERAGE

  3.1 Maintenance of Coverage Through Merger Time. From the date hereof up to the Merger Time, the parties hereto agree to use their best efforts to maintain (and to cause each member of their respective Groups over which they have legal or effective direct or indirect control to maintain) in full force and effect the Occurrence-Based Policies, Claims-Made Policies, Eastern Policies and Retained Policies for the benefit of any Energy Covered Person, Industrial Covered Person and Shipbuilding Covered Person to which such Policies by their terms relate except to the extent coverage under any such Policy is to be terminated hereunder prior to the Merger Time (it being understood that there shall be no obligation hereunder to maintain in full force and effect coverage under any such Policy which, by operation of the terms of such Policy, is terminated as to any Covered Person as a result of the Distributions).

  3.2 Coverage Under Occurrence-Based Policies.

  (a) Termination of Coverage Under Transferred Occurrence-Based Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Transferred Occurrence-Based Policy, coverage under the Transferred Occurrence-Based Policies shall be terminated (it being understood that such Transferred Occurrence-Based Policies shall nonetheless remain in full force and effect) so that none of the Transferred Occurrence-Based Policies shall afford any further coverage to any Energy Covered Person or Shipbuilding Covered Person for occurrences which take place or are alleged to have taken place on or after the (A) Merger Time, with respect to any Energy Covered Person and (B) Distribution Time, with respect to any Shipbuilding Covered Person. From and after the Distribution Time and Merger Time, coverage under any Transferred Occurrence-Based Policy may, at the option of Industrial Company and subject to the rights of the insurers thereunder, continue for any Industrial Covered Person upon the terms and conditions of such Transferred Occurrence-Based Policy.

  (b) Termination of Coverage Under Other Occurrence-Based Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Other Occurrence-Based Policy, coverage under the Other Occurrence-Based Policies shall be terminated so that none of the Other Occurrence-Based Policies shall afford any further coverage to any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person for occurrences which take place or are alleged to have taken place on or after the (A) Merger Time, with respect to any Energy Covered Person, and (B) Distribution Time, with respect to any Shipbuilding Covered Person or Industrial Covered Person.

  (c) Access to Policies Following Termination Time. Notwithstanding the provisions of Sections 3.2(a) and 3.2(b) hereof, from and after their respective Termination Time under any Occurrence-Based Policy each Energy Covered Person, Industrial Covered Person and Shipbuilding Covered Person shall have the right to coverage and to make or pursue a claim for coverage under such Occurrence-Based Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses incurred or claimed to have been incurred prior to such Termination Time by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Energy, with respect to any Energy Covered Person, (ii) Industrial, with respect to any Industrial Covered Person, or (iii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case subject to the terms, conditions and limitations of such Occurrence-Based Policy, provided, however, that nothing in this Section 3.2(c) shall be deemed to constitute or reflect an assignment of any such Occurrence-Based Policy.

  (d) Policy Limits. Any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person entitled hereunder to make or pursue a claim for insurance coverage under an Occurrence-Based Policy may claim for such insurance as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under such Occurrence-Based Policy. Notwithstanding the foregoing, each of Tenneco, Industrial Company and Shipbuilding Company shall, to the extent any of its respective Covered Persons shall have exhausted all or any portion of the limits of liability, if any, under any Occurrence-Based Policy, use its best efforts to either (i) obtain and comply in full with the conditions required to effect the reinstatement of the full limits of liability under such Occurrence-Based Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims) and be responsible for and pay all costs and expenses, including the amount of any resultant increase in the premium charged in respect of such Occurrence-Based Policy or any renewal thereof, in connection therewith, or (ii) obtain and maintain in full force and effect a Policy in replacement of the limits of liability exhausted under such Occurrence-Based Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims), and be responsible for and pay all costs and expenses in connection therewith, which Policy shall provide at least the same coverage, and contain terms and provisions which are no less favorable to the insured parties, as existed under the Occurrence-Based Policy in respect of which such replacement is obtained, provided, however, that no party hereto shall be required to expend more than an amount equal to 350% of the original premium paid with respect to the portion of the limits of liability under such Occurrence-Based Policy (determined on a pro rata basis) exhausted by such party's respective Covered Persons to obtain reinstatement or a replacement Policy as contemplated hereby, it being understood that each party hereto shall nonetheless be required to obtain the maximum amount of reinstatement or replacement coverage available for such 350% premium amount in accordance with the terms and provisions of clauses (i) or (ii) hereof, as applicable. If at any time a party (an "Impairing Party") hereto becomes aware (such party being deemed to be aware whenever any of the directors or executive officers of such party or any other member of its respective Group become aware) of a claim or potential claim against any of such Impairing Party's respective Covered Persons which claim is reasonably likely to exhaust (but has not yet exhausted) all or any portion of the aggregate limits of liability, if any, under any Occurrence-Based Policy (a "Potential Impairment"), such Impairing Party shall promptly provide notice of such Potential Impairment to the other parties hereto. Such Impairing Party shall have five business days after providing such notice to elect to, at that time, either secure reinstatement of the limits of liability under such Occurrence-Based Policy (to the extent provided for therein) or purchase a Policy in replacement of such limits of liability (in each case in accordance with the terms and provisions of the second preceding sentence) in respect of such Potential Impairment (but shall not be required to so elect at such time). If such Impairing Party does not timely elect to secure reinstatement or replacement coverage, then either or both of the other parties hereto may elect to reinstate the limits of liability under such Occurrence-Based Policy (to the extent provided for therein) and pay all expenses incurred in connection therewith, provided, however, that if such Potential Impairment actually occurs, the Impairing Party shall reimburse the other parties for any fees and expenses incurred by such parties in connection with such reinstatement.

  3.3 Coverage Under Claims-Made Policies.

  (a) Termination of Coverage Under Transferred Claims-Made Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Transferred Claims-Made Policy, coverage under the Transferred Claims-Made Policies shall be terminated (it being understood that such Transferred Claims-Made Policies shall nonetheless remain in full force and effect) so that none of the Transferred Claims-Made Policies shall afford any further coverage to any Energy Covered Person or Shipbuilding Covered Person for claims which have not been reported or made as provided by the terms of such Transferred Claims-Made Policy prior to (A) the Merger Time, with respect to any Energy Covered Person, and (B) the Distribution Time, with respect to any Shipbuilding Covered Person. From and after the Distribution Time and Merger Time, coverage under any Transferred Claims-Made Policy may, at the option of Industrial Company and subject to the rights of the insurers thereunder, continue for any Industrial Covered Person upon the terms and conditions of such Transferred Claims-Made Policy.

  (b) Termination of Coverage Under Other Claims-Made Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Other Claims-Made Policy, coverage under the Other Claims-Made Policies shall be terminated so that no Other Claims-Made Policy shall afford any further coverage to any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person for claims which have not been reported or made as provided by the terms of such Other Claims-Made Policy prior to (A) the Merger Time, with respect to any Energy Covered Person, and (B) the Distribution Time, with respect to any Shipbuilding Covered Person or Industrial Covered Person.

  (c) Access to Policies Following Termination Time. Notwithstanding the provisions of Sections 3.3(a) and 3.3(b) hereof, from and after their respective Termination Time under any Claims-Made Policy each Energy Covered Person, Industrial Covered Person and Shipbuilding Covered Person shall have the right to coverage and to make or pursue a claim for coverage under such Claims-Made Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses which are reported in accordance with the terms of such Claims-Made Policy prior to such Termination Time and which are incurred or claimed to be incurred by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Energy, with respect to any Energy Covered Person, (ii) Industrial, with respect to any Industrial Covered Person, or (iii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case subject to the terms, conditions and limitations of such Claims-Made Policy, provided, however, that nothing in this Section 3.3(c) shall be deemed to constitute or reflect an assignment of any such Claims-Made Policy.

  (d) Policy Limits. Any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person entitled hereunder to make or pursue a claim for insurance coverage under a Claims-Made Policy may claim for such insurance as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under such Claims-Made Policy. Notwithstanding the foregoing, each of Tenneco, Industrial Company and Shipbuilding Company shall, to the extent any of its respective Covered Persons shall have exhausted all or any portion of the limits of liability, if any, under any Claims-Made Policy, use its best efforts to either (i) obtain and comply in full with the conditions required to effect the reinstatement of the full limits of liability under such Claims-Made Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims) and be responsible for and pay all costs and expenses, including the amount of any resultant increase in the premium charged in respect of such Claims-Made Policy or any renewal thereof, in connection therewith, or (ii) obtain and maintain in full force and effect at its own cost a Policy in replacement of the limits of liability exhausted under such Claims-Made Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims), and be responsible for and pay all costs and expenses in connection therewith, which Policy shall provide at least the same coverage, and contain terms and provisions which are no less favorable to the insured parties, as existed under the Claims-Made Policy in respect of which such replacement is obtained, provided, however, that no party hereto shall be required to expend more than an amount equal to 350% of the original premium paid with respect to the portion of the limits of liability under such Claims-Made Policy (determined on a pro rata basis) exhausted by such party's respective Covered Persons to obtain reinstatement or a replacement Policy as contemplated hereby, it being understood that each party hereto shall nonetheless be required to obtain the maximum amount of reinstatement or replacement coverage available for such 350% premium amount in accordance with the terms and provisions of clauses (i) or (ii) hereof, as applicable. If at any time an Impairing Party becomes aware (such party being deemed to be aware whenever any of the directors or executive officers of such party or any other member of its respective Group become aware) of a claim or potential claim against any of such Impairing Party's respective Covered Persons which claim is reasonably likely to exhaust (but has not yet exhausted) all or any portion of the aggregate limits of liability, if any, under any Claims-Made Policy (a "Potential Impairment"), such Impairing Party shall promptly provide notice of such Potential Impairment to the other parties hereto. Such Impairing Party shall have five business days after providing such notice to elect to, at that time, either secure reinstatement of the limits of liability under such Claims-Made Policy (to the extent provided for therein) or purchase a Policy in replacement of such limits of liability (in each case in accordance with the terms and provisions of the second preceding sentence) in respect of such Potential Impairment (but shall not be required to so elect at such time). If such Impairing Party does not timely elect to secure reinstatement or replacement coverage, then either or both of the other parties hereto may elect to reinstate the limits of liability under such Claims-Made Policy (to the extent provided for therein) and pay all expenses incurred in connection therewith, provided, however, that if such Potential Impairment actually occurs, the Impairing Party shall reimburse the other parties for any fees and expenses incurred by such parties in connection with such reinstatement.

  3.4 Coverage Under Retained Policies.

  (a) Termination of Coverage at Distribution Time. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, except as otherwise contemplated by the terms of this Agreement and notwithstanding anything to the contrary contained in any Retained Policy, effective as of the Distribution Time any and all coverage of any Industrial Covered Person or Shipbuilding Covered Person under the Retained Policies shall be terminated (it being understood that such Retained Policies shall nonetheless remain in full force and effect). From and after the Distribution Time, coverage under any of the Retained Policies may, at the option of Tenneco and subject to the rights of the insurers thereunder, continue for any Energy Covered Person upon the terms and conditions of such Retained Policies (it being understood that the insurer under the Retained Policies currently in effect has expressed its intention to cancel coverage thereunder as of the Merger Time).

  (b) Access to Policies and Policy Limits. Notwithstanding the provisions of
Section 3.4(a) hereof, from and after the Distribution Time each Industrial Covered Person and Shipbuilding Covered Person shall have the right to coverage and to make or pursue a claim for coverage under any Retained Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses incurred or claimed to have been incurred prior to the Distribution Time by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Industrial, with respect to any Industrial Covered Person, or (ii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case subject to the terms, conditions and limitations of such Retained Policy, provided, however, that nothing in this Section 3.4(b) shall be deemed to constitute or reflect an assignment of any such Retained Policy. Any Industrial Covered Person or Shipbuilding Covered Person may claim insurance coverage under a Retained Policy as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under such Retained Policy.

  3.5 Coverage Under Eastern Policies.

  (a) Termination of Coverage Under Eastern Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Eastern Policies, effective as of the Distribution Time coverage under the Eastern Policies shall be terminated (it being understood that such Eastern Policies in full force and effect as of the Distribution Time shall nonetheless remain in full force and effect) so that the Eastern Policies do not afford any further coverage to any Industrial Covered Person or Shipbuilding Covered Person for occurrences which take place or are alleged to have taken place on or after the Distribution Time. From and after the Distribution Time, coverage under the Eastern Policies may, at the option of Tenneco and subject to the rights of the insurers thereunder, continue for any Energy Covered Person upon the terms and conditions of the Eastern Policies.

  (b) Access to Eastern Policies Following Distribution Time. Notwithstanding the provisions of Sections 3.5(a) hereof, from and after the Distribution Time each Energy Covered Person, Industrial Covered Person (to the extent (but only to that extent and subject to the last sentence of this Section 3.5(b) and
Section 3.5(d)) payment under any Eastern Policy is a condition precedent to the provision of coverage by any insurer providing coverage in the same layer as, or a layer excess to that of, such Eastern Policy) and Shipbuilding Covered Person (to the extent (but only to the extent and subject to the last sentence of this Section 3.5(b)) necessary to access reinsurance policies) shall have the right to coverage and to make or pursue a claim for coverage under any Eastern Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses incurred or claimed to have been incurred prior to the Distribution Time by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Energy, with respect to any Energy Covered Person, (ii) Industrial, with respect to any Industrial Covered Person, or (iii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case, subject to the terms, conditions and limitations of such Eastern Policy, provided, however, that nothing in this Section 3.5(b) shall be deemed to constitute or reflect an assignment of the Eastern Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate actions so that, from and after the Distribution Time, no Industrial Covered Person or Shipbuilding Covered Person shall be entitled to coverage or to make or pursue a claim for coverage under the Eastern Policies except to the extent expressly provided for herein and in no event shall the Eastern Insurance Provider (as defined below) or any of its subsidiaries have any obligation or liability to any Shipbuilding Covered Person or Industrial Covered Person under any Eastern Policy which is not either as a conduit with respect to third party reinsurance or subject to reimbursement by Industrial Company pursuant to
Section 3.5(d).

  (c) Policy Limits. Any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person entitled hereunder to make or pursue a claim for insurance coverage under the Eastern Policies may claim for such insurance as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under the Eastern Policies, subject to the provisions of Section 3.5(b).

  (d) Reimbursement Obligation of Industrial Company. Industrial Company agrees to reimburse to the insurer under each Eastern Policy (the "EASTERN INSURANCE PROVIDER") the full amount of any claim for insurance coverage for an Industrial Covered Person under such Eastern Policy made pursuant to the terms of Section 3.5(b) hereof which is actually paid by said Eastern Insurance Provider after the Distribution Time.

  3.6 Coverage Under Exclusive Policies. From and after the Distribution Time, coverage under any Exclusive Policy may (at the option of the party or parties shown as the named insured thereunder, and subject to the rights of the insurers thereunder) continue with respect to any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred or claimed to have been incurred prior to, on or after the Distribution Date, subject to the terms, conditions and limitations of such Exclusive Policy, provided, however, that (i) no member of the Energy Group shall have any liability or obligation with respect to any of the Industrial Exclusive Policies or Shipbuilding Exclusive Policies, (ii) no member of the Industrial Group shall have any liability or obligation with respect to any of the Tenneco Exclusive Policies or Shipbuilding Exclusive Policies, and (iii) no member of the Shipbuilding Group shall have any liability or obligation with respect to any of the Tenneco Exclusive Policies or Industrial Exclusive Policies.

  3.7 Assistance in Obtaining Additional Coverage. Each of the parties hereto agrees to use its reasonable best efforts to assist the other parties in the transition to separate insurance coverage for the Energy Group, Industrial Group and Shipbuilding Group from and after the Distribution Date which assistance shall include, but shall not be limited to, the identification of potential insurance carriers.

  3.8 Discovery Periods. Except with respect to any Industrial Covered Person and except as the parties hereto may otherwise agree, the parties hereto acknowledge and agree that when this Agreement calls for the termination of insurance coverage under a Claims-Made Policy such insurance coverage shall be terminated as of the time specified and that no discovery period of coverage in respect of such Policy shall be provided thereunder, notwithstanding anything to the contrary contained herein or in any such Policy. Notwithstanding the foregoing, if requested to do so by Tenneco, Industrial Company shall use its reasonable efforts to procure that the relevant insurers under the Claims-Made Policies offer to Tenneco a discovery period of coverage under said Claims-Made Policies for Energy Covered Persons with an aggregate limitation of liability separate from the limitation of liability under said Claims-Made Policies for coverage afforded Industrial Covered Persons. All premiums, costs and other charges with respect to any discovery period of coverage provided under any Claims-Made Policy shall be the sole responsibility of (i) Tenneco, with respect to coverage for Energy Covered Persons, and (ii) Industrial Company, with respect to coverage for Industrial Covered Persons. Each party hereto shall not (and shall not permit any of its respective Covered Persons over which it has legal or effective direct or indirect control to) take any action contrary to the provisions of this
Section 3.8.

  3.9 Further Assurances. Each of Tenneco, Industrial Company and Shipbuilding Company agree to take (and to cause each of its respective Covered Persons over which it has direct or indirect legal or effective control to take) all such actions as are necessary or appropriate, including the provision of notice to all relevant insurance carriers and cooperation with respect to the obtaining of any reinstatement of limitations on liability as contemplated hereby, to effectuate the purposes of this Article III.

                                  ARTICLE IV

                   PREMIUMS, DEDUCTIBLES AND RELATED MATTERS

  4.1 Occurrence-Based and Claims-Made Policies.

  (a) Premiums in Respect of Occurrence-Based and Claims-Made Policies. From and after the Distribution Time, all premiums, costs and other charges with respect to any Occurrence-Based Policy or Claims-Made Policy shall be paid by Industrial Company, provided, however, that (i) Tenneco shall promptly reimburse Industrial Company in full for any such premiums, costs or other charges in respect of the cover afforded under any such Occurrence-Based Policy or Claims-Made Policy to any Energy Covered Person, and (ii) Shipbuilding Company shall promptly reimburse Industrial Company in full for any such premiums, costs or other charges in respect of the cover afforded under any such Occurrence-Based Policy or Claims-Made Policy to any Shipbuilding Covered Person, in each case determined in accordance with Tenneco's historical practices with respect to the allocation of such premiums, costs and charges prior to the date hereof. All amounts refunded from and after the

Distribution Time by insurance carriers in respect of premiums previously paid under any Occurrence-Based Policy or Claims-Made Policy shall be the sole property of Industrial Company, provided, however, that Industrial Company shall promptly pay to Tenneco or the Shipbuilding Company, as applicable, upon receipt thereof from an insurance carrier, the Energy Group's or the Shipbuilding Group's respective share of any such amounts refunded (such respective share to be determined in accordance with Tenneco's historical practices with respect to the allocation of insurance premiums among its Subsidiaries and divisions prior to the date hereof). Each of Tenneco and Shipbuilding Company shall (and shall cause each member of its respective Group over which it has direct or indirect legal or effective control to) promptly pay to Industrial Company any such refunded amounts actually received by it to which Industrial Company is entitled pursuant hereto.

  (b) Deductibles, Retentions and Self-Insured Amounts. From and after the Distribution Time, all deductibles, retentions and self-insured amounts with respect to coverage or a claim for coverage under any Occurrence-Based Policy or Claims-Made Policy shall be the sole responsibility of (i) Tenneco, with respect to any coverage or claim for coverage in respect of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage in respect of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage in respect of any Shipbuilding Covered Person.

  4.2 Retained Policies.

  (a) Premiums, Costs and Other Charges. From and after the Distribution Time, all premiums, costs and other charges with respect to any Retained Policy, including claim payments and associated expenses under cost plus or fronting policies, shall be the sole responsibility of and be paid by Tenneco, provided, however, that (i) Industrial Company shall promptly reimburse Tenneco for all such premiums, costs and other charges paid by Tenneco (including amounts paid by Tenneco as reimbursement in respect of amounts drawn under letters of credit maintained by Tenneco pursuant to Section 7.1 hereof) in respect of coverage provided for any Industrial Covered Person to the extent such premiums, costs and other charges exceed the amount of the Claims Deposit, and (ii) Shipbuilding Company shall promptly reimburse Tenneco for all such premiums, costs and other charges paid by Tenneco (including amounts paid by Tenneco as reimbursement in respect of amounts drawn under letters of credit maintained by Tenneco pursuant to Section 7.1 hereof) in respect of coverage provided for any Shipbuilding Covered Person. All amounts refunded from and after the Distribution Time by insurance carriers in respect of premiums previously paid under any Retained Policy shall be the sole property of Tenneco, provided, however, that Tenneco shall promptly pay to (i) Industrial Company, all such refunded amounts in respect of coverage provided for any Industrial Covered Person under such Retained Policy, and (ii) Shipbuilding Company, all such refunded amounts in respect of coverage provided for any Shipbuilding Covered Person under such Retained Policy.

  (b) Deductibles, Retentions and Self-Insured Amounts. From and after the Distribution Time, all deductibles, retentions and self-insured amounts with respect to coverage or a claim for coverage under any Retained Policy shall be the sole responsibility of (i) Tenneco, with respect to any coverage or claim for coverage in respect of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage in respect of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage in respect of any Shipbuilding Covered Person.

  4.3 Eastern Policies.

  (a) Premiums in Respect of Eastern Policies. All amounts refunded from and after the Distribution Time by insurance carriers in respect of premiums previously paid under any Eastern Policy shall be the sole property of Tenneco, provided, however, that Tenneco shall promptly pay to (i) Industrial Company, upon receipt thereof from an insurance carrier, the Industrial Group's respective share of any such amounts refunded, and (ii) Shipbuilding Company, upon receipt thereof from an insurance carrier, the Shipbuilding Group's respective share of any such amounts refunded, in each case determined in accordance with Tenneco's historical practices with respect to the allocation of insurance premiums among its Subsidiaries and divisions prior to the date hereof. Each party shall (and shall cause each member of its respective Group over which it has direct or indirect legal or effective control to) promptly pay to any other party any such amounts actually received by it to which such other party is entitled pursuant to this Section 4.3(a).

  (b) Deductibles, Retentions and Self-Insured Amounts. From and after the Distribution Time, all deductibles, retentions and self-insured amounts with respect to coverage or a claim for coverage under any Eastern Policy shall be the sole responsibility of (i) Tenneco, with respect to any coverage or claim for coverage in respect of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage in respect of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage in respect of any Shipbuilding Covered Person.

  (c) Amounts to be Refunded. Tenneco shall direct and instruct the Eastern Insurance Provider to pay to Industrial Company in cash promptly after the Distribution Time, to the extent permitted by law, and to record a corresponding dollar-for-dollar reduction in all associated liabilities on its books and records for, (i) all amounts which appear as reserves on the books and records of the Eastern Insurance Provider as of the Distribution Time in respect of claims relating to any Industrial Covered Person which have been reported prior to the Distribution Time, (ii) the full amount of any "incurred but not reported" reserve and any portfolio loss transfer reserve appearing on the books and records of the Eastern Insurance Provider as of the Distribution Time under the contingent liability programs of the Eastern Policies, and
(iii) 50% of the amount of any "incurred but not reported" reserve appearing on the books and records of the Eastern Insurance Provider as of the Distribution Time under the excess liability programs of the Eastern Policies with respect to Industrial and Energy.

  4.4 Exclusive Policies. From and after the Distribution Time, all deductibles, retentions, self-insured amounts, premiums and other costs with respect to any Exclusive Policy or claim for coverage thereunder shall be the sole responsibility of, and all refunded premiums with respect to any Exclusive Policy shall be the sole property of, (i) Tenneco, with respect to any Tenneco Exclusive Policy, (ii) Industrial Company, with respect to any Industrial Exclusive Policy, and (iii) Shipbuilding Company, with respect to any Shipbuilding Exclusive Policy.

  4.5 Excess Costs and Settlements. Each Covered Person shall be responsible for any excess costs and expenses relating to its respective claims permitted hereunder (or those of any member of its respective Group) under the Common Policies, including defense costs to the extent such defense costs are not covered under such Common Policies, and shall be responsible for obtaining or reviewing the appropriateness of releases upon settlement of such claims.

  4.6 Effect on Other Agreements. Notwithstanding anything to the contrary contained herein, nothing in this Article IV shall be construed to alter or in any way limit any rights to indemnity provided in the Distribution Agreement or in any other Ancillary Agreement (as such term is defined in the Distribution Agreement).

                                   ARTICLE V

                                ADMINISTRATION

  5.1 Occurrence-Based and Claims-Made Policies.

  (a) Administration. From and after the Distribution Date, Claims Administration and Insurance Administration with respect to the Occurrence-Based Policies and Claims-Made Policies shall be the responsibility of (i) Tenneco, with respect to any coverage or claim for coverage of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage of any Shipbuilding Covered Person. Each of Shipbuilding Company and Tenneco shall (and shall cause each of its respective Covered Persons over which it has direct or indirect legal or effective control to) provide prompt notice to Industrial Company of all actions taken by it with respect to the Claims Administration and Insurance Administration for the Occurrence-Based Policies and Claims-Made Policies as contemplated by this Section 5.1. Each party hereto shall (and shall cause each other member of its Group over which it has direct or indirect legal or effective control to) take all necessary or appropriate action, if any, to delegate Claims Administration and Insurance Administration with respect to the Occurrence-Based Policies and Claims-Made Policies to any other party who is to assume such responsibilities pursuant hereto and, to the extent such delegation is not permitted by the terms of any such policy, shall engage in Claims Administration or Insurance Administration for any such policy only upon the express authorization and direction of such other party. Each party hereto shall be responsible for its own disbursements and out-of-pocket expenses and the direct and indirect costs of its employees or agents relating to Claims Administration and Insurance Administration contemplated by this
Section 5.1. Notwithstanding anything to the contrary contained herein, Industrial Company shall have the right, at its option, to undertake at its own cost and expense Claims Administration and/or Insurance Administration with respect to any coverage or claim for coverage of any Energy Covered Person or Shipbuilding Covered Person.

  (b) Effect of Administrative Responsibilities. Each of Tenneco, Industrial Company and Shipbuilding Company acknowledges and agrees that each other party's responsibilities under this Section 5.1 for Claims Administration and Insurance Administration shall not relieve any party submitting an insured claim under any Occurrence-Based Policy or Claims-Made Policy of (a) the primary responsibility for reporting such insured claim accurately, completely and in a timely manner, or (b) any other right or responsibility which such party may have pursuant to the terms of any Occurrence-Based Policy or Claims-Made Policy.

  5.2 Eastern and Retained Policies. From and after the Distribution Time, Tenneco shall be solely responsible for Claims Administration and Insurance Administration with respect to the Retained Policies and Eastern Policies including, without limitation, the administration of all billings associated with the Retained Policies by the insurance carriers thereunder. Notwithstanding the foregoing, each of Industrial Company and Shipbuilding Company shall retain the right to, at its option, direct the management, defense, reporting and settlement of claims involving its respective Covered Persons under the Retained Policies and Eastern Policies.

                                  ARTICLE VI

                                   PROCEEDS

  6.1 Occurrence-Based and Claims-Made Policies. From and after the Distribution Date, Insurance Proceeds received with respect to claims, costs and expenses under the Occurrence-Based Policies and Claims-Made Policies shall be paid to the Covered Person to which such Insurance Proceeds are due pursuant to the terms of such Policies.

  6.2 Eastern and Retained Policies. From and after the Distribution Date, Insurance Proceeds received with respect to claims, costs and expenses under the Retained Policies and Eastern Policies shall be paid, as appropriate, to the Covered Person to which such Insurance Proceeds are due pursuant to the terms of such Policies.

  6.3 Return of Proceeds. Each of Tenneco, Industrial Company and Shipbuilding Company shall (and shall cause each of its respective Covered Persons over which it has direct or indirect legal or effective control to) to promptly pay to each other party any Insurance Proceeds actually received by it to which any of such other party's Covered Persons are entitled pursuant hereto, which other party shall then distribute such Insurance Proceeds to the Covered Person to which they are due pursuant hereto.

                                  ARTICLE VII

                      LETTERS OF CREDIT AND SURETY BONDS

  7.1 Maintenance. (a) Letters of Credit. From and after the Distribution Date, to secure obligations under the Retained Policies relating to periods preceding the Distribution Time, Tenneco shall, for such time as may be required by law or the terms of any Retained Policy, maintain in full force and effect the letters of credit identified on SCHEDULE 7.1-A hereto or, as necessary or appropriate, substitute therefor and maintain in full force and effect letters of credit acceptable to the insurance carriers and/or surety under the Retained Policies issued by comparably rated lenders containing substantially identical terms and conditions (collectively, the "LETTERS OF CREDIT"). The parties hereto shall use reasonable commercial efforts to obtain the necessary consents and approvals, and shall thereafter negotiate in good faith an agreement, to allocate the Letters of Credit among the parties hereto such that each party becomes responsible for the maintenance of letters of credit for such time as may be required by law or the terms of any Retained Policy to secure obligations under the Retained Policies relating to periods prior to the Distribution Time in respect of coverage afforded thereunder to such party's respective Covered Persons, provided, however, that neither Industrial Company nor Shipbuilding Company shall be required to use such reasonable commercial efforts or negotiate any such agreement if such party determines that the allocation contemplated hereby cannot be accomplished without commercially unreasonable expense.

  (b) Surety Bonds. The parties hereto acknowledge that Tenneco is obligated to indemnify the sureties under certain performance bonds and other surety instruments that secure obligations of the Energy Business, Energy Group, Industrial Business, Prior Industrial Businesses, Industrial Group, Shipbuilding Business, Prior Shipbuilding Businesses and/or Shipbuilding Group including, but not limited to, the surety instruments identified on SCHEDULE 7.1-B hereto (the "TENNECO-PROVIDED BONDS"). From and after the Distribution Time, Tenneco shall maintain such Tenneco-Provided Bonds in place for such time as may be required by law. To the extent possible on commercially reasonable terms, each of Industrial Company and Shipbuilding Company shall use reasonable commercial efforts to obtain a replacement for each Tenneco-Provided Bond that secures obligations of the Industrial Business, Prior Industrial Businesses or Industrial Group (in the case of Industrial Company) or the Shipbuilding Business, Prior Shipbuilding Businesses or Shipbuilding Group (in the case of Shipbuilding Company) and to thereafter arrange for the release of Tenneco from the Tenneco-Provided Bond which has been so replaced. If the surety under any Tenneco-Provided Bond is required to and does in fact perform according to the terms of said Tenneco-Provided Bond and Tenneco is required to and does in fact indemnify such surety in respect thereof, (i) Industrial Company shall reimburse Tenneco for all amounts actually paid by Tenneco to such surety to the extent such amounts constitute Industrial Liabilities, and (ii) Shipbuilding Company shall reimburse Tenneco for all amounts actually paid by Tenneco to such surety to the extent such amounts constitute Shipbuilding Liabilities.

  7.2 Reimbursement for Maintenance Fees. Each of Industrial Company and Shipbuilding Company hereby agrees to reimburse Tenneco annually commencing on January 31, 1998 (such date and each anniversary thereof being referred to herein as a "DUE DATE") for the actual and reasonable administrative fees and expenses paid by Tenneco (the "LC MAINTENANCE FEES") in respect of the issuance and maintenance of the Letters of Credit during the twelve-month period ended 31 days prior to such year's Due Date (each, a "YEARLY PERIOD"), to the extent such Letters of Credit secure obligations relating to any Industrial Covered Person or Shipbuilding Covered Person, respectively, under the Retained Policies. The amount of the LC Maintenance Fees for each Yearly Period which shall be the responsibility of Industrial Company and Shipbuilding Company hereunder shall be based on the total outstanding reserves showing on the books and records of CIGNA, as of February 28 during such Yearly Period, for claims by all Industrial Covered Persons, Energy Covered Persons and Shipbuilding Covered Persons under the Retained Policies relating to periods prior to the Distribution Time (the "YEARLY TOTAL RESERVES"). Industrial Company shall reimburse Tenneco hereunder for an amount equal to the LC Maintenance Fees for each Yearly Period multiplied by a fraction, (i) the numerator of which is equal to the outstanding reserves showing on the books and records of CIGNA, as of February 28 during such Yearly Period, for claims by all Industrial Covered Persons under the Retained Policies relating to periods prior to the Distribution Time, and (ii) the denominator of which is equal to the Yearly Total Reserves for such Yearly Period. Shipbuilding Company shall reimburse Tenneco hereunder for an amount equal to the LC Maintenance Fees for each Yearly Period multiplied by a fraction, (i) the numerator of which is equal to the outstanding reserves showing on the books and records of CIGNA, as of February 28 during such Yearly Period, for claims by all Shipbuilding Covered Persons under the Retained Policies relating to periods prior to the Distribution Time, and (ii) the denominator of which is equal to the Yearly Total Reserves for such Yearly Period.

                                 ARTICLE VIII

                                 MISCELLANEOUS

  8.1 Termination. This Agreement may not be terminated except upon the written agreement of each of the parties hereto.

  8.2 Further Assurances. If at any time after the Distribution Date any further action is necessary or desirable to carry out the purposes of this Agreement, each of Tenneco, Industrial Company and Shipbuilding Company shall, on the written request of any of them, take (or cause the appropriate member of its Group over which it has direct or indirect legal or effective control to take) all such reasonably necessary or desirable action. If subsequent to the Distribution Date any Policy showing any member of the Energy Group, Industrial Group or Shipbuilding Group, or any of their respective predecessors, as named insured is discovered which was in effect for periods prior to the Distribution Time and has not been addressed by the provisions of this Agreement or the Merger Agreement, the parties hereto agree to negotiate in good faith an arrangement with respect to such Policy which shall give, to the fullest extent possible, effect to the purposes of this Agreement and the transactions contemplated by the Distribution Agreement.

  8.3 Cooperation. The parties hereto agree to use their reasonable best efforts to cooperate with respect to the various insurance matters contemplated by this Agreement. Each party hereto shall not (and shall not permit any of its respective Covered Persons over which it has legal or effective direct or indirect control to) take any action or permit any inaction that could reasonably be expected to jeopardize or otherwise interfere with the rights of any other party (or any of such other party's respective Covered Persons) hereunder or the ability of any other party (or any of such other party's respective Covered Persons) to collect any proceeds which might be available under any of the Policies addressed herein in accordance with the terms of this Agreement.

  8.4 No Representations and Warranties. The parties hereto understand and agree that no representation or warranty as to the existence, applicability or extent of insurance coverage for Energy, Industrial or Shipbuilding under any Policy is herein being made.

  8.5 Limitation on Liability. Except as may be otherwise expressly provided for herein, no party hereto shall be liable hereunder to another party or any of such other party's Covered Persons for claims not reimbursed by insurers for any reason not within the control of such party including, without limitation, coinsurance provisions, deductibles, quota share deductibles, exhaustion of aggregates, self-insured retentions, bankruptcy or insolvency of an insurance carrier, Policy limitations or restrictions, any coverage disputes, any failure to timely claim or any defect in such claim or its processing.

  8.6 Successors and Assigns. Except as otherwise expressly provided herein, no party hereto may assign or delegate, whether by operation of law or otherwise, any of such party's rights or obligations under or in connection with this Agreement without the written consent of each other party hereto. No assignment will, however, release the assignor of any of its obligations under this Agreement or waive or release any right or remedy the other parties may have against such assignor hereunder. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will be binding upon and enforceable against the respective successors and assigns of such party and will be enforceable by and will inure to the benefit of the respective successors and permitted assigns of such party.

  8.7 Modification; Waiver; Severability. This Agreement may not be amended or modified except in a writing executed by each of the parties hereto. The failure by any party to exercise or a delay in exercising any right provided for herein shall not be deemed a waiver of any right hereunder. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

  8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

  8.9 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

  8.10 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or five business days after mailing by certified or registered mail, return receipt requested and postage prepaid, to the recipient at such recipient's address as indicated below:

    TENNECO INC.:1010 Milam Street
                                     Houston, TX 77002
                                     Attention: Corporate Secretary

    INDUSTRIAL COMPANY:1275 King Street
                                     Greenwich, CT 06831
                                     Attention: Corporate Secretary

    SHIPBUILDING COMPANY:4101 Washington Avenue
                                     Newport News, VA 23607
                                     Attention: Corporate Secretary

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

  8.11 Survival. Each of the agreements of the parties herein shall survive the Distribution Date.

  8.12 No Third Party Beneficiaries. This Agreement is made solely for the benefit of the parties hereto and their respective Covered Persons, and shall not give rise to any rights of any kind to any other third parties.

  8.13 Other. ALL QUESTIONS AND/OR DISPUTES CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO BE SUBJECT TO, AND HEREBY CONSENTS AND SUBMITS TO, THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE. This Agreement, together with the Distribution Agreement and other Ancillary Agreements (as such term is defined in the Distribution Agreement), constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

  8.14 Sole Agent. In all matters relating to this Agreement, including the resolution of any disputes relating to this Agreement between any members of different Groups, (i) Tenneco shall be the sole agent for the members of the Energy Group, (ii) Industrial Company shall be the sole agent for the members of the Industrial Group, and (iii) Shipbuilding Company shall be the sole agent for members of the Shipbuilding Group. No member of any Group shall have any authority to represent itself in any such matter or to terminate such agency without the prior written consent of each party hereto.

  8.15 No Double Recovery. No provision of this Agreement shall be construed to provide recovery to any Person for any costs, expenses or other amounts for which such Person has been fully compensated under any other provision of this Agreement, any other agreement or otherwise.

  IN WITNESS WHEREOF, the parties have made and entered into this Insurance Agreement as of the date first set forth above.

                                          TENNECO INC.

                                             /s/ Karen R. Osar
                                          By __________________________________
                                          Name: Karen R. Osar
                                          Title: Vice President and Treasurer

                                          NEW TENNECO INC.

                                             /s/ Karen R. Osar
                                          By __________________________________
                                          Name: Karen R. Osar
                                          Title: Vice President and Treasurer

                                          NEWPORT NEWS SHIPBUILDING INC.

                                             /s/ Stephen B. Clarkson
                                          By __________________________________
                                          Name: Stephen B. Clarkson
                                          Title: Vice President

                                   SCHEDULE A

                             TO INSURANCE AGREEMENT

                          CURRENT CLAIMS-MADE POLICIES

OTHER                                          POLICY
SCHED.   TYPE OF COVERAGE     POLICY NUMBER     DATES        UNDERWRITER           LIMITS     DEDUCTIBLES
------   ----------------     -------------    ------        -----------           ------     -----------
2.2-A   Excess Liability    XLUMB 00912       9/1/96-97 XL Insurance Company-  $100,000,000xs
                                                         Bermuda               $100,000,000
2.2-B   Excess Liability    UO5138609         9/1/96-97 OCIL-Bermuda           $100,000,000xs
                                                                               $200,000,000
2.2-B   Excess Liability    TGT 5035/4        9/1/96-97 ACE Insurance Company- $200,000,000xs
                                                         Bermuda               $300,000,000
2.2-B   Fiduciary Liability NIA 0120905-96    3/1/96-97 Reliance               $ 50,000,000    $500,000
                            71FF 1010075268CM           Aetna
                            8141-48-49-A                Federal
2.2-B   ERISA Bond (Crime)  483-89-89         9/1/96-97 National Union Fire    $ 15,000,000       NIL
                                                         Ins. Co. (AIG)

                                   SCHEDULE B

                             TO INSURANCE AGREEMENT

                       CURRENT OCCURRENCE-BASED POLICIES

 OTHER           TYPE OF
 SCHED.         COVERAGE             POLICY NUMBER   POLICY DATES         UNDERWRITER                  LIMITS
 ------         --------             -------------   ------------         -----------                  ------
 2.1-B  Excess Liability              DL039795/07      9/1/96-97        Gerling-Konzern            $10,000,000 xs
                                                                                                    $10,000,000
 2.1-B  Excess Liability              BE8180249RA      9/1/96-97            American               $25,000,000 xs
                                                                      International (AIG)           $20,000,000
                                                                    Specialty Lines Ins. Co.
 2.1-B  Excess Liability              DL188696/01      9/1/96-97        Gerling-Konzern            $25,000,000 xs
                                                                                                    $45,000,000
 2.1-B  Excess Liability             EU 0835533-01     9/1/96-97    Steadfast Insurance Co.        $22,000,000 xs
                                                                            (Zurich)                $70,000,000
 2.1-B  Excess Liability               XTP 48390       9/1/96-97   United National Insur. Co.      $8,000,000 xs
                                                                      (Front for Amer Re)           $92,000,000
 2.1-B  Automobile--Mexico             HLN 00261       1/1/96-97       Seguros Comercial            BI: $30,000/
                                                                            America                   $60,000
                                                                                                    PD: $30,000
 2.1-A  Aircraft Products Lia-       46 MPP 154779     9/1/96-97      Associated Aviation           $150,000,000
         bility                                                           Underwriters              Aggr. Cov. A
                                                                                                    $100,000,000
                                                                                                    Aggr. Cov. B
                                                                                                    $150,000,000
                                                                                                  Aggr. Cov. A & B
 2.1-A  Aviation Hull & Liabil-      46BVH-153922      7/1/94-97      Associated Aviation           $100,000,000
         ity                                                              Underwriters             Per Occurrence
 2.1-B  Ocean Cargo                    EIPH1008        7/1/96-97    ESIS International, Inc.        $10,000,000
                                                                                                   One Conveyance
 2.1-A  All Risk Property Dam-         YMM800856       6/1/96-97        Royal Insurance            $2,000,000,000
         age/                                                                                    Blanket Per Occur.
         Business Interruption
         (Global)
 2.1-B  Comprehensive Boiler &     BMI-SA-9138264-20  11/1/96-97     Hartford Steam Boiler          $100,000,000
         Machinery                                                                                  Per Accident
         Property
         Damage/Business
         Interruption
 2.1-B  Foreign Public & Prod-        62/99102/D       9/1/96-97        Gerling-Konzern              $2,000,000
         ucts Liability                                                                            Per Occurrence
         Insurance (Primary Cov-
         er)
 2.1-B  Umbrella Excess Liabil-         W51010         9/1/96-97     Winterthur (Front for           $8,000,000
         ity                                                         Eastern Insurance Co.)           Any One
                                                                                                     Occurrence
                                                                                                   xs $2,000,000
 2.1-B  Employer's Liability         054/095/6000     Not avail.           Eagle Star                Not avail.
                                        5626/1                         Insurance Company
                                                                            Limited
 2.1-B  Personal Accident--Eu-         5.011.926      7/1/92 until           CIGNA                 600,000 Pounds
         rope                                          cancelled                                Sterling per person
                                                                                                     2,500,000
                                                                                              Pounds Sterling per acc.
 2.1-B  Nuclear Energy Liability        NS-0379         1/1/96-     Nuclear Energy Liability        $20,000,000
         Insurance                                     12/31/96      Insurance Association
                               DEDUCTIBLES
 ------                        -----------
                               $10,000,000
                             Per Occurrence
                               $5,000,000
                            Per Occ.-USA/Can.
                                $250,000
                                Per Occ.-
                              Rest of World
                               $5,000,000
                            Any One Accident
                            $5,000 per Claim
                            $50,000 Pollution

                                   SCHEDULE C

                             TO INSURANCE AGREEMENT

                                EASTERN POLICIES

 TYPE OF     POLICY   POLICY
 COVERAGE    NUMBER    DATES          UNDERWRITER           LIMITS    DEDUCTIBLES
 --------    ------   ------          -----------           ------    -----------
Excess Li-  96ED2501 9/1/96-97 Eastern Insurance Company $8,000,000xs
 ability                        Limited-Bermuda          $2,000,000
Contingent  96ED2801 1/1/96-97 Eastern Insurance Company
 Liability                      Limited-Bermuda

                                   SCHEDULE D

                             TO INSURANCE AGREEMENT

                           CURRENT RETAINED POLICIES

                          POLICY     POLICY
   TYPE OF COVERAGE       NUMBER      DATES         UNDERWRITER           LIMITS       DEDUCTIBLES
   ----------------       ------     ------         -----------           ------       -----------
Workers' Compensation      WLRC     9/1/96-97    Bankers Standard       $2,000,000     $2,000,000
 Texas-Ded.              42203063                    Ins. Co.
Workers' Compensation      WLRC     9/1/96-97    Pacific Employers      $2,000,000     $2,000,000
 Other States-Ded.       42203051                    Ins. Co.
Workers' Compensation      CCSC     9/1/96-97    Pacific Employers      $2,000,000     $2,000,000
 Retro                   42203087                    Ins. Co.
Workers' Compensation   1810017884  9/1/96-97    Maine Employers'    $100,000/$500,000   $5,000
 Maine                                                Mutual             $100,000
General Liability          HDOG     9/1/96-97    CIGNA Property &       $2,000,000     $2,000,000
                         18967248                Casualty Ins. Co.
Automobile Liability       ISAH     9/1/96-97    CIGNA Property &       $2,000,000     $2,000,000
                        007131641                Casualty Ins. Co.
Environmental              HDCG     9/1/96-97    CIGNA Property &       $1,000,000     $1,000,000
                         18967285                Casualty Ins. Co.
Automobile Liability -  CAC391021   9/1/96-97    CIGNA Ins. Co. of      $2,000,000     $2,000,000
 Canada                                               Canada
General Liability -     CGLO23835   9/1/96-97    CIGNA Ins. Co. of      $2,000,000     $2,000,000
 Canada                                               Canada
Railroad Protective-       ORPG     8/1/96-97  Indemnity Ins. Co. of    $2,000,000/    $2,000,000/
 Besemer                 18968617              North America (CIGNA)    $6,000,000     $6,000,000
 & Lake Erie RR Co.
Railroad Protective-       ORPG     8/1/96-97    CIGNA Property &       $2,000,000/    $2,000,000/
 Boston                  18968575               Casualty Insur. Co.     $6,000,000     $6,000,000
 & Maine Corp.
Railroad Protective-       ORPG     4/8/96-97  Indemnity Ins. Co. of    $2,000,000/    $2,000,000/
 AMTRAK                  18967923              North America (CIGNA)    $6,000,000     $6,000,000
Railroad Protective-       ORPG     4/8/96-97  Indemnity Ins. Co. of    $2,000,000/    $2,000,000/
 Mass.                   18967881              North America (CIGNA)    $6,000,000     $6,000,000
 Bay Transp.
New York State             OCPG    10/10/96-97         CIGNA             $500,000/      $500,000/
 Owners & Contractors    18968629                                        $500,000       $500,000
 Protective Liability

                                   SCHEDULE E

                             TO INSURANCE AGREEMENT

                       CURRENT TENNECO EXCLUSIVE POLICIES

                                POLICY      POLICY
      TYPE OF COVERAGE          NUMBER      DATES             UNDERWRITER                   LIMITS              DEDUCTIBLES
----------------------------  ----------- ---------- ----------------------------- ------------------------- ------------------
Tenneco Gas Production        SWO5505896  6/19/96-97       St. Paul Surplus               $1,000,000               $2,500
 General Liability                                          Lines Ins. Co.              Each Occurrence
                                                                                          $1,000,000
                                                                                         Prod/CO Agg.
Tenneco Gas Production        SPO5511912  6/19/96-97       St. Paul Surplus               $10,000,000             $10,000
 Umbrella Liability                                         Lines Ins. Co.             Each Occurrence,
                                                                                          $10,000,000
                                                                                         Prod/CO Agg.
Tenneco Gas South America     82/900194/D  7/24/95-         Gerling-Konzern               $2,000,000              $10,000
 Construction Risk Liability               1/24/97
Tenneco Gas Australia         CXC 042840   7/24/95-              CIGNA                   $8,000,000 xs
 Construction Risk Liability               1/24/97                                        $2,000,000
Excess Liability              BE 9320742  4/26/96-97        National Union                $10,000,000             $500,000
 Michigan Production                                      Fire Ins. Co. (AIG)           Each Occurrence             SIR
 Company                                                                           Gen. Agg. & Prod/CO Agg.
Offshore Property/OEE Pkg.    MMA 96-134  7/27/96-97          UNI 17.0%;                    Sec. IA               Sec. IA
 Sec. IA&B -  Offshore Prop.                               Gjensidige 14.0%;            -- Per Schedule        -- $5,000,000
 Sec. II -  OEE                                              Vesta 15.0%;                                        (100%) AOO
 Sec. III -                                                 Protector 8.0%;                 Sec. IB               Sec. IB
  Charterer's Liab.                                       Commonwealth 13.0%;           -- Per Schedule        -- $1,000,000
                                                           Hull & Co. 5.0%;                                      (100%) AOO
                                                             All American                   Sec. II               Sec. II
                                                          Marine Slip. 5.0%;            OEE $50,000,000         -- $200,000
                                                            Reliance 5.0%;             OCSLA $35,000,000         (100%) AOO
                                                          C.T. Bowring 18.0%            CCC $5,000,000         OCSLA $200,000
                                                                                                              (100%) Per Occ.
                                                                                                                CCC $50,000
                                                                                                              (100%) Per Occ.
                                                                                                                  Sec. III
                                                                                           Sec. III              -- $50,000
                                                                                         --$1,000,000            (100%) AOO
Construction All Risk          HG 015595   10/5/95-  National Vulcan Cornhill Ins.     Aus. $209,032,000        Aus. $30,000
                                           12/31/96        SR International                                  All Perils except:
                                                        Royal Insurance Global                                 Aus. $250,000
                                                               Generali                                      Windstorm, Flood,
                                                                 SCOR                                        and Earth Movement
Worker's Compensation--       E 13344308   Ongoing     (Placed with Government)               TBD
 South Australia
Employer Cost Control          03P002771  7/31/96-97             CIGNA                  Maximum Weekly
 Insurance                                                                               Benefit: $500
Professional Indemnity        9617VK18625 7/28/96-97    HIH Casualty & General                TBD             $20,000 each and
                                                            Insurance Ltd.                                      every claim
Motor Vehicle                  MV 452743  7/31/96-97         CIC Insurance                                      Own Damage:
                                                                                                                  $24,000
Primary GL/AL/EL              CXC 042960  8/13/96-97      CIGNA International             $1,000,000
 Mexico - Scada/Pemex                                                                   Ea. Occurrence,
                                                                                    Gen Agg. & Prod/CO Agg.
                                                                                       (Contingent Auto)
                                                                                   $2,000,000 BI by Accident
                                                                                   $2,000,000 BI by disease
                                                                                        (Each Employee)
                                                                                   $2,000,000 BI by disease
                                                                                        (Policy Limit)
Follow Form Excess            CXC 042962  8/26/96-97      CIGNA International         $19,000,000 Any One
 Mexico - Scada/Pemex                                                                 Occur. & Aggregate
Foreign Workers' Comp.        CXC 042979  11/1/96-97      CIGNA International             $2,000,000
EPIP                           8190265/   11/1/96-97    American International            $10,000,000
                                8190266                     Specialty Lines
                                                            Ins. Co. (AIG)
Crime                           4843124    11/1/96-               AIG                     $1,000,000
                                           11/1/97

                                 SCHEDULE 2.1-A

                             TO INSURANCE AGREEMENT

                     TRANSFERRED OCCURRENCE-BASED POLICIES

OTHER                                              POLICY
SCHED.       TYPE OF COVERAGE       POLICY NUMBER   DATES       UNDERWRITER           LIMITS            DEDUCTIBLES
------       ----------------       -------------  ------       -----------           ------            -----------
  B          All Risk Property        YMM800856   6/1/96-97   Royal Insurance     $2,000,000,000         $5,000,000
              Damage/Business                                                   Blanket per Occur.   Per Occ.-USA/Can.
           Interruption (Global)                                                                         $250,000,
                                                                                                   Per Occ.-Rest of World
  B     Aircraft Products Liability 46 MPP 154779 9/1/96-97 Associated Aviation    $150,000,000
                                                               Underwriters        Aggr. Cov. A
                                                                                   $100,000,000
                                                                                   Aggr. Cov. B
                                                                                   $150,000,000
                                                                                 Aggr. Cov. A & B
  B      Aviation Hull & Liability  46BVH-153922  7/1/94-97 Associated Aviation    $100,000,000
                                                               Underwriters       Per Occurrence

                                 SCHEDULE 2.1-B

                             TO INSURANCE AGREEMENT

                      CANCELLED OCCURRENCE-BASED POLICIES

OTHER
SCHED.      TYPE OF COVERAGE      POLICY NUMBER POLICY DATES           UNDERWRITER                  LIMITS
------      ----------------      ------------- ------------           -----------                  ------
  B         Excess Liability       DL039795/07   9/1/96-97           Gerling-Konzern             $10,000,000xs
                                                                                                  $10,000,000
  B         Excess Liability       BE8180249RA   9/1/96-97     American International (AIG)      $25,000,000xs
                                                                 Specialty Lines Ins. Co.         $20,000,000
  B         Excess Liability       DL188696/01   9/1/96-97           Gerling-Konzern             $25,000,000xs
                                                                                                  $45,000,000
  B         Excess Liability      EU 0835533-01  9/1/96-97   Steadfast Insurance Co. (Zurich)    $22,000,000xs
                                                                                                  $70,000,000
  B         Excess Liability        XTP 48390    9/1/96-97      United National Insur. Co.       $8,000,000xs
                                                                   (Front for Amer Re)            $92,000,000
  B         Automobile-Mexico       HLN 00261    1/1/96-97      Seguros Comercial America     BI: $30,000/$60,000
                                                                                                  PD: $30,000
  B            Ocean Cargo          EIPH1006     7/1/96-97       ESIS International, Inc.         $10,000,000
                                                                                                One Conveyance
  B      Comprehensive Boiler &      BMI-SA-     11/1/96-97       Hartford Steam Boiler          $100,000,000
           Machinery Property      9138264-20                                                    Per Accident
             Damage/Business
              Interruption
  B     Foreign Public & Products  62/99102/D    9/1/96-97           Gerling-Konzern              $2,000,000
           Liability Insurance                                                                  Per Occurrence
             (Primary Cover)
  B     Umbrella Excess Liability    W51010      9/1/96-97        Winterthur (Front for           $8,000,000
                                                                  Eastern Insurance Co.)      Any One Occurrence
                                                                                                 xs $2,000,000
  B       Employer's Liability      054/950/     Not avail.             Eagle Star                Not avail.
                                   60005626/1                       Insurance Company
                                                                         Limited
  B     Personal Accident-Europe    5.011.926   7/1/92 until              CIGNA                 800,000 Pounds
                                                 cancelled                                    Sterling per person
                                                                                               2,500,000 Pounds
                                                                                               Sterling per acc.
  B          Nuclear Energy          NS-0379      1/1/96-             Nuclear Energy              $20,000,000
           Liability Insurance                    12/31/96         Liability Insurance
                                                                       Association
OTHER
SCHED.     DEDUCTIBLES
------     -----------
  B
  B
  B
  B
  B
  B
  B        $10,000,000
         Per Occurrence
  B        $5,000,000
        Any One Accident
  B     $5,000 per Claim
        $50,000 Pollution
  B
  B
  B
  B

                                 SCHEDULE 2.2-A

                             TO INSURANCE AGREEMENT

                        TRANSFERRED CLAIMS-MADE POLICIES

 OTHER                       POLICY
 SCHED. TYPE OF COVERAGE     NUMBER    POLICY DATES     UNDERWRITER          LIMITS      DEDUCTIBLES
 ------ ----------------     ------    ------------     -----------          ------      -----------
   A    Excess Liability   XLUMB 00912   9/1/96-97  XL Insurance Company $100,000,000 xs
                                                          -Bermuda        $100,000,000

                                 SCHEDULE 2.2-B

                             TO INSURANCE AGREEMENT

                         CANCELLED CLAIMS-MADE POLICIES

 OTHER
 SCHED.   TYPE OF COVERAGE      POLICY NUMBER   POLICY DATES      UNDERWRITER          LIMITS      DEDUCTIBLES
 ------   ----------------      -------------   ------------      -----------          ------      -----------
   A    Excess Liability          UO5138609       9/1/96-97      OCIL-Bermuda      $100,000,000 xs
                                                                                    $200,000,000
   A    Excess Liability         TGT 5035/4       9/1/96-97  ACE Insurance Company $200,000,000 xs
                                                                   -Bermuda         $300,000,000
   A    Fiduciary Liability    NIA 0120995-96     3/1/96-97        Reliance          $50,000,000    $500,000
                              71FF 101007525BCM                      Aetna
                                8141-48-49-A                        Federal
   A    ERISA Bond (Crime)        483-89-89       9/1/96-97   National Union Fire    $15,000,000       NIL
                                                                Ins. Co. (AIG)

                                 SCHEDULE 7.1-A

                             TO INSURANCE AGREEMENT

                      LETTERS OF CREDIT CURRENTLY IN PLACE

       LOC                    BANK                      LOC#                   AMOUNT
       ---                    ----                      ----                   ------
CIGNA Program            NationsBank                 130995                  $22,000,000
CIGNA Program            Texas Commerce              I-422502                 18,000,000
CA Self Insurance        Bank of America             LASB-119266               1,147,981

                                 SCHEDULE 7.1-B

                             TO INSURANCE AGREEMENT

                        SURETY BONDS CURRENTLY IN PLACE

  See attached schedule.